Exhibit 10.6B

AMENDMENT NO. TWO

TO

MASTER DISTRIBUTION AGREEMENT

BY AND BETWEEN

BLUEARC CORPORATION AND

HITACHI DATA SYSTEMS CORPORATION

This Amendment No. Two (“Amendment 2”) to the Master Distribution Agreement is made as of August 31, 2009 (“Amendment 2 Effective Date”) by and between BlueArc Corporation, a Delaware corporation (“BlueArc”) and Hitachi Data Systems Corporation, a Delaware corporation (“HDS”) to modify the Master Distribution Agreement between the Parties dated November 14, 2006 (“Original Agreement”), as amended (collectively “Agreement”).

HDS	BlueArc
Hitachi Data Systems Corporation	BlueArc Corporation

/s/ Brian Householder
Signature	Signature
Brian Householder
Name	Name
Sr. Vice President Bus. Plan. & Dev.
Title	Title
9/29/2009
Date	Date

* * * Indicates confidential treatment has been sought for this information

RECITALS

A. WHEREAS, under the Agreement, BlueArc supplies and HDS purchases Products to resell directly and through multiple distribution channels to End Users in the Territory.

B. WHEREAS, BlueArc and HDS have previously entered into MISA amending the Original Agreement in order to implement a managed inventory process on the terms and as further described in the MISA.

C. WHEREAS, BlueArc and HDS wish to further amend the Agreement in order to (i) further modify certain terms set forth in the MISA, as further described below, (ii) allow HDS to make certain prepayments, and (iii) provide for a limited non-solicitation by BlueArc, all as further described and on the terms and conditions expressly set forth below.

NOW THEREFORE, in consideration of mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both Parties hereby acknowledge, HDS and BlueArc agree as follows:

1. REPRESENTATIONS AND WARRANTIES. Section 3 of the MISA is hereby deleted in its entirety and restated as follows:

“BlueArc represents, warrants and covenants to HDS that:

3.1	no amendment to the Manufacturing Agreement is necessary for BlueArc to implement and perform its obligations under this Amendment,

3.2	on the Amendment 2 Effective Date and continuing for the remainder of the Amendment 2 Term, BlueArc will be able to comply with its obligations under this Amendment 2,

3.3	as of the Amendment 2 Effective Date, BlueArc is not, and to its knowledge Sanmina is not, in material breach of the Manufacturing Agreement, and neither BlueArc nor Sanmina has provided the other with a written notice of a claim of breach of the Manufacturing Agreement.

3.4	BlueArc will notify HDS in writing at least * * * for any MISA Product

2. DEFINITIONS

Section 1.1 of the MISA (“Base Quantity”) is deleted and replaced with the following definition:

* * *

The following new definitions shall be added to the Agreement for the purposes only of this Amendment 2 provided however, Section 2.7 will refer to the entire Agreement:

2.2 * * *

* * * Indicates confidential treatment has been sought for this information

2.3 “Fees” mean any sums payable by HDS or Regional Affiliate under the Agreement, for the purchase of MISA Product, Software or Support.

2.4 * * *

2.5 * * *

2.6 “Interim Term” means the period commencing on the date this Amendment 2 is fully executed by the Parties (regardless of the Amendment 2 Effective Date) and ending ninety (90) days thereafter, unless mutually extended by written agreement of the Parties.

2.7 “MISA Product” means the BlueArc * * * Products resold as HNAS by HDS and the * * * Products as listed in the BlueArc published price list.

2.8 “Prepayment” means a single payment of * * *.

3. CONSIDERATION.

The following new provisions shall be added to the Agreement:

3.1 Amendment 2 Prepayments. Subject to all other terms of this Amendment 2, and provided there is no uncured Material Breach of BlueArc under the Agreement at any time from and after the Amendment 2 Effective Date until all Prepayments are made, HDS will make * * * Prepayments in the total amount of * * * to BlueArc as follows:

a. The first Prepayment (“Prepayment One”) will be due and payable, at HDS’ sole discretion as to the exact payment date, (but subject to the other conditions of this Amendment 2), at any time on or before * * *. Prepayment One will be an advance payment of Fees for orders placed by HDS pursuant to the Agreement commencing on * * * and ending on and including * * *.

b. The second Pre-payment (“Prepayment Two”) will be due and payable, at HDS’ sole discretion as to the exact payment date, (but subject to the other conditions of this Amendment 2), at any time between the period commencing on * * * and ending on and including * * *. Prepayment Two will be an advance payment of Fees for orders placed by HDS pursuant to the Agreement commencing on * * * and ending on and including * * *. If HDS has not placed orders under the Agreement for this period that are equal to Prepayment Two by * * *, then HDS will provide Blue Arc with a PO dated on or before * * * for the purchase of additional MISA Product, Software and/or Support, at HDS’ sole discretion in any combination, to make up the shortfall.

c. If (i) there are Severity 1 Problems reported by HDS to BlueArc (as defined in Exhibit B of the Original Agreement) determined by the Parties to be caused by any MISA Product (including without limitation any Software) distributed by HDS hereunder resulting in a lack of MISA Product availability to the End User or to the inability to use the MISA Product by an End User, and (ii) such Severity 1 Problems are attributable solely to BlueArc, or its suppliers, vendors or subcontractors, to the exclusion of third party components supplied by HDS and not authorized by BlueArc or modifications by HDS not authorized by BlueArc or combinations by HDS with any third party products not authorized by BlueArc, that but for such HDS components, modification or combination would not have resulted in

* * * Indicates confidential treatment has been sought for this information such Severity 1 Problems, and (iii) such Severity 1 Problem lasts more than * * * from the notice of commencement date of such unavailability or non-use, then the timeline for any Prepayments not already made and the issuance date for any corresponding un-issued Warrants HDS may receive pursuant to this Amendment 2 will be adjusted in proportion to the timeline affected by such Severity 1 Problem. (As an example, if on * * *, Bluearc received notice that an existing End User had a Severity 1 Problem caused by firmware in Installed * * * Product that remains un-resolved for * * * from such notice, then the deadline for both Prepayments and the issue date for the Warrants would be extended * * * in the future.)

d. * * *.

e. BlueArc will invoice HDS for Prepayment One no later than * * *. BlueArc will invoice HDS for Prepayment Two no later than * * *. Subject to the payment by HDS of both Prepayments hereunder, all POs submitted by HDS to BlueArc commencing on * * * and ending and including * * * solely for MISA Product, Software, Support, and as applicable, pursuant to Section 3.1 (d), NRE funds, as well as any POs for shortfall as further described in Section 3.1 (a) and (b), will be considered paid in full up to the combined total amount of Prepayment One and Prepayment Two. For clarification, upon payment of each, Prepayment One and Prepayment Two, HDS will receive a credit against each Prepayment for the POs submitted during the applicable periods in this Amendment 2 for the items described in the preceding sentence.

3.2 HDS will provide POs for all ordered MISA Products, Software and Support to include the MISA Product description, quantity and sales price.

3.3 All MISA Products, Software and associated Support ordered under this Amendment 2 will be provided using the then most current Product pricing. MISA Products and Software will be shipped no later than * * * for Pre-Payment One and * * * for Pre-Payment Two, subject to any applicable Base Quantity and other limitations and processes set forth in the MISA, including Article 4 of the MISA.

3.4 In the event the Software and/or Support ordered by HDS are not in the configuration subsequently sold to End Users, HDS will have the option to trade in such Software and/or Support Services for the required configurations on a dollar for dollar basis credit against the applicable Prepayment with * * * and using * * *. If a MISA Product is not in the configuration subsequently sold to an End User, and provided HDS orders the MISA Product in the minimum configuration, HDS may upgrade this MISA Product to the End User required configuration. In this case, HDS will receive a credit against the applicable Prepayment for the increased amount payable to BlueArc for the required End User configuration. * * *.

3.5 Exhibit A to the Agreement will be amended under Refurbishment Services to limit the number of Evaluation Units conversion for sale to * * * units per * * *.

4. NON-SOLICITATION AND RELATED MODIFICATIONS.

The following new provisions shall be added to the Agreement:

* * * Indicates confidential treatment has been sought for this information

4.1 Non-solicitation. Notwithstanding anything to the contrary contained in the first sentence of Section 14.2.1 of the Original Agreement, during the Interim Term, BlueArc irrevocably agrees that neither BlueArc nor any of BlueArc’s officers, directors, employees, representatives, or agents will directly or indirectly: (a) solicit or initiate discussions, or solicit any proposal or offer from any third party other than HDS or an HDS Affiliate concerning or related to any Change in Control, or (b) participate in any discussions regarding or furnish any information with respect to, assist or participate in or facilitate in any other manner, any such BlueArc solicited or initiated discussion, proposal or offer, provided, however, all other terms of Sections 14.2 and 14.3 will apply during the Interim Term, including without limitation BlueArc’s notification and other obligations under Sections 14.2 and 14.3. The foregoing restrictions shall not apply if HDS or an HDS Affiliate makes an Offer during the Interim Term, in which case the first sentence of this Section 4.1 shall be of no further force or effect. For the avoidance of doubt, if, during the Interim Term, BlueArc receives from a third party an unsolicited offer concerning or related to a Change in Control, or if a third party (other than HDS or an HDS Affiliate) initiates discussions concerning or related to a Change in Control, BlueArc may participate in discussions with such third party regarding a Change in Control, including running an auction process subsequent to receiving such unsolicited offer, subject to the terms and conditions of Section 14.2 and 14.3. Notwithstanding anything to the contrary, BlueArc shall not accept any offer or proposal for a Change in Control without having provided to HDS the written notice described in the first sentence of Section 14.2.1 of the Agreement, in which case all other terms of Section 14.2 will apply

4.2 * * *.

4.3 * * *.

5. WARRANTS.

The following new provisions shall be added to the Agreement:

5.1 Subject to the last sentence of this Section 5.1, upon paying Prepayment One, HDS shall be entitled to a warrant in the form of Exhibit P-1 (attached hereto). The warrant shall entitle HDS to purchase up to $125,000 worth of fully paid and nonassessable Shares at an exercise price per Share to be determined by BlueArc’s Board of Directors, in good faith, to be the then Fair Market Value of a Share following the receipt by BlueArc, after the date hereof and on or before February 28, 2010, of a valuation report pertaining to the Company’s capital stock prepared by a reputable third-party valuation firm, which valuation report BlueArc hereby covenants to obtain no later than February 28, 2010. The warrant shall be issued to HDS immediately following such determination by BlueArc’s Board of Directors and shall be exercisable until the seventh (7th) anniversary of the date of its issuance.

5.2 Subject to the last sentence of this Section 5.2, upon paying Prepayment Two, HDS shall be entitled to an additional warrant in the form of Exhibit P-1 (attached hereto). The warrant shall entitle HDS to purchase up to $125,000 worth of fully paid and nonassessable Shares at the same exercise price per Share as set forth in the warrant issuable pursuant to Section 5.1 above. The warrant issuable pursuant to this Section 5.2 shall be issued to HDS, if at all, immediately following the later of (i) the payment of Prepayment Two and (ii) the determination by BlueArc’s Board of Directors of the exercise price of the warrant

* * * Indicates confidential treatment has been sought for this information described in Section 5.1 above in accordance with the terms thereof, and shall be exercisable until the seventh (7th) anniversary of the date of its issuance.

For clarification, Exhibit P-1 attached hereto shall be added to the Agreement.

6. EXPIRATION. Section 4 of this Amendment 2 shall terminate and will not apply following the expiration of the Interim Term.

7. MISCELLANEOUS. All capitalized terms not otherwise defined in this Amendment 2 will have the meaning ascribed to them in the Agreement, as amended. The provisions of this Amendment 2 shall prevail and govern over any conflicting provisions in the Agreement. Except as expressly modified by this Amendment 2, the Agreement will remain in full force and effect From and after the Amendment 2 Effective Date this Amendment 2 shall be incorporated into and become part of the Agreement

* * * Indicates confidential treatment has been sought for this information

EXHIBIT P-1 WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after
Warrant No.: -	, 201

BLUEARC CORPORATION

WARRANT TO PURCHASE SHARES

This Warrant is issued to Hitachi Data Systems, Inc. (“HDS”) by BlueArc Corporation, a Delaware corporation (the “Company”), in connection with revenues received from HDS.

1. PURCHASE OF SHARES. SUBJECT TO THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, THE HOLDER OF THIS WARRANT IS ENTITLED, UPON SURRENDER OF THIS WARRANT AT THE PRINCIPAL OFFICE OF THE COMPANY (OR AT SUCH OTHER PLACE AS THE COMPANY SHALL NOTIFY THE HOLDER HEREOF IN WRITING), TO PURCHASE FROM THE COMPANY UP TO             FULLY PAID AND NONASSESSABLE SHARES OF THE COMPANY’S COMMON STOCK (EACH A “SHARE” AND COLLECTIVELY THE “SHARES”) AT AN EXERCISE PRICE OF $ PER SHARE (SUCH PRICE, AS ADJUSTED FROM TIME TO TIME, IS HEREIN REFERRED TO AS THE “EXERCISE PRICE”).

2. EXERCISE PERIOD. THIS WARRANT SHALL BE EXERCISABLE, IN WHOLE OR IN PART, DURING THE TERM COMMENCING ON THE ISSUANCE DATE OF THIS WARRANT AND ENDING AT 5 P.M. CALIFORNIA TIME ON              , 201 (THE “EXERCISE PERIOD”).

3. METHOD OF EXERCISE. WHILE THIS WARRANT REMAINS OUTSTANDING AND EXERCISABLE IN ACCORDANCE WITH SECTION 2 ABOVE, THE HOLDER MAY EXERCISE FROM TIME TO TIME, IN WHOLE OR IN PART, THE PURCHASE RIGHTS EVIDENCED HEREBY. SUCH EXERCISE SHALL BE EFFECTED BY:

(a) the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. CERTIFICATES FOR SHARES; AMENDMENTS OF WARRANTS. UPON THE EXERCISE OF THE PURCHASE RIGHTS EVIDENCED BY THIS WARRANT, ONE OR MORE CERTIFICATES FOR THE NUMBER OF SHARES SO PURCHASED SHALL BE ISSUED AS SOON AS PRACTICABLE THEREAFTER, AND IN ANY EVENT WITHIN THIRTY (30) DAYS OF THE DELIVERY OF THE SUBSCRIPTION NOTICE UPON PARTIAL EXERCISE, THE COMPANY

* * * Indicates confidential treatment has been sought for this information

SHALL PROMPTLY ISSUE AN AMENDED WARRANT REPRESENTING THE REMAINING NUMBER OF SHARES PURCHASABLE THEREUNDER. ALL OTHER TERMS AND CONDITIONS OF SUCH AMENDED WARRANT SHALL BE IDENTICAL TO THOSE CONTAINED HEREIN.

5. ISSUANCE OF SHARES. THE COMPANY COVENANTS THAT (I) THE SHARES, WHEN ISSUED PURSUANT TO THE EXERCISE OF THIS WARRANT, WILL BE DULY AND VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE AND FREE FROM ALL TAXES, LIENS, AND CHARGES WITH RESPECT TO THE ISSUANCE THEREOF, (II) DURING THE EXERCISE PERIOD THE COMPANY WILL RESERVE FROM ITS AUTHORIZED AND UNISSUED COMMON STOCK SUFFICIENT SHARES IN ORDER TO PERFORM ITS OBLIGATIONS UNDER THIS WARRANT.

6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. THE NUMBER OF AND KIND OF SECURITIES PURCHASABLE UPON EXERCISE OF THJS WARRANT AND THE EXERCISE PRICE SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS FOLLOWS:

6.1 Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6.1 shall become effective at the dose of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

6.2 Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6.1 above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time before the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

6.3 Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

* * * Indicates confidential treatment has been sought for this information

7. NO FRACTIONAL SHARES OR SCRIP. NO FRACTIONAL SHARES OR SCRIP REPRESENTING FRACTIONAL SHARES SHALL BE ISSUED UPON THE EXERCISE OF THIS WARRANT, BUT IN LIEU OF SUCH FRACTIONAL SHARES THE COMPANY SHALL MAKE A CASH PAYMENT THEREFOR ON THE BASIS OF THE EXERCISE PRICE THEN IN EFFECT.

8. REPRESENTATIONS OF THE COMPANY. THE COMPANY REPRESENTS THAT ALL CORPORATE ACTIONS ON THE PART OF THE COMPANY, ITS OFFICERS, DIRECTORS AND STOCKHOLDERS NECESSARY FOR THE SALE AND ISSUANCE OF THIS WARRANT HAVE BEEN TAKEN.

9. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. THE HOLDER REPRESENTS AND WARRANTS TO THE COMPANY AS FOLLOWS:

9.1 This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

9.2 The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the “California Law”) by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent expressed above.

9.3 The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

9.4 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9.5 The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

10. RESTRICTIVE LEGEND. THE SHARES (UNLESS REGISTERED UNDER THE ACT) SHALL BE STAMPED OR IMPRINTED WITH A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH

* * * Indicates confidential treatment has been sought for this information

SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

(b) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AMENDED AND RESTATED VOTING AGREEMENT AND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY. THESE TRANSFER RESTRICTIONS ARE BINDING UPON ALL TRANSFEREES OF THE SECURITIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING IF REQUESTED BY THE UNDERWRITERS IN ACCORDANCE WITH SUCH AGREEMENT.

11. WARRANTS TRANSFERABLE. SUBJECT TO COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS SECTION 11, THIS WARRANT AND ALL RIGHTS HEREUNDER ARE TRANSFERABLE, WITHOUT CHARGE TO THE HOLDER HEREOF (EXCEPT FOR TRANSFER TAXESV UPON SURRENDER OF THIS WARRANT PROPERLY ENDORSED OR ACCOMPANIED BYWRITTEN INSTRUCTIONS OF TRANSFER, WITH RESPSCT TO ANY OFFER SALE OR OTHER DISPOSITION OF THIS WARRANT OR ANY SHARES ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT BEFORE REGISTRATION OF SUCH WARRANT OR SHARES, THE HOLDER HEREOF AGREES TO GIVE WRITTEN NOTICE TO THE COMPANY PRIOR THERETO, DESCRIBING BRIEFLY THE MANNER THEREOF-TOGETHER WITH A WRITTEN OPINION OF SUCH HOLDER’S COUNSEL, OR OTHER EVIDENCE, IF REQUESTED BY THE COMPANY, TO THE EFFECT THAT SUCH OFFER, SALE OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION OR QUALIFICATION (UNDER THE ACT AS THEN IN EFFECT OR ANY FEDERAL OR STATE SECURITIES LAW THEN IN EFFECT) OF THIS WARRANT OR THE SHARES AND INDICATING WHETHER OR NOT UNDER THE ACT CERTIFICATES FOR THIS WARRANT OR THE SHARES TO BE SOLD OR OTHERWISE DISPOSED OF REQUIRE ANY RESTRICTIVE LEGEND AS TO APPLICABLE RESTRICTIONS ON TRANSFERA8ILITY IN ORDER TO ENSURE COMPLIANCE WITH SUCH LAW. UPON RECEIVING SUCH WRITTEN NOTICE AND REASONABLY SATISFACTORY OPINION OR OTHER EVIDENCE, IF SO REQUESTED, THE COMPANY, AS PROMPTLY AS PRACTICABLE, SHALL NOTIFY SUCH HOLDER THAT SUCH HOLDER MAY SELL OR OTHERWISE DISPOSE OF THIS WARRANT OR SUCH SHARES, ALL IN ACCORDANCE WITH THE TERMS OF THE NOTICE DELIVERED TO THE COMPANY. IF A DETERMINATION HAS BEEN MADE PURSUANT TO THIS SECTION 11 THAT THE OPINION OF COUNSEL FOR THE HOLDER OR OTHER EVIDENCE IS NOT REASONABLY SATISFACTORY TO THE COMPANY. THE COMPANY SHALL SO NOTIFY THE HOLDER PROMPTLY WITH DETAILS THEREOF AFTER SUCH DETERMINATION HAS BEEN MADE. EACH CERTIFICATE REPRESENTING THIS WARRANT OR THE SHARES TRANSFERRED IN ACCORDANCE WITH THIS SECTION 11 SHALL BEAR A LEGEND AS TO THE APPLICABLE RESTRICTIONS ON TRANSFERABILITY IN ORDER TO ENSURE COMPLIANCE WITH SUCH LAWS, UNLESS IN THE AFORESAID OPINION OF COUNSEL FOR THE HOLDER, SUCH LEGEND IS NOT REQUIRED. IN ORDER

* * * Indicates confidential treatment has been sought for this information

TO ENSURE COMPLIANCE WITH SUCH LAWS, THE COMPANY MAY ISSUE STOP TRANSFER INSTRUCTIONS TO ITS TRANSFER AGENT IN CONNECTION WITH SUCH RESTRICTIONS.

12. RIGHTS OF STOCKHOLDERS. NO HOLDER OF THIS WARRANT SHALL BE ENTITLED, AS A WARRANT HOLDER, TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF THE SHARES OR ANY OTHER SECURITIES OF THE COMPANY WHICH MAY AT ANY TIME BE ISSUABLE ON THE EXERCISE HEREOF FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED HEREIN BE CONSTRUED TO CONFER UPON THE HOLDER OF THIS WARRANT, AS SUCH, ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE FOR THE ELECTION OF DIRECTORS OR UPON ANY MATTER SUBMITTED TO STOCKHOLDERS AT ANY MEETING THEREOF, OR TO GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER UPON ANY RECAPITALIZATION, ISSUANCE OF STOCK, RECLASSIFICATION OF STOCK, CHANGE OF PAR VALUE, CONSOLIDATION, MERGER, CONVEYANCE, OR OTHERWISE) OR TO RECEIVE NOTICE OF MEETINGS, OR TO RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS OR OTHERWISE UNTIL THE WARRANT SHALL HAVE BEEN EXERCISED AND THE SHARES PURCHASABLE UPON THE EXERCISE HEREOF SHALL HAVE BECOME DELIVERABLE, AS PROVIDED HEREIN.

13. NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING, SHALL BE EFFECTIVE WHEN GIVEN, AND SHALL IN ANY EVENT BE DEEMED TO BE GIVEN UPON RECEIPT OR, IF EARLIER, (A) FIVE (5) DAYS AFTER DEPOSIT WITH THE U.S. POSTAL SERVICE OR OTHER APPLICABLE POSTAL SERVICE, IF DELIVERED BY FIRST CLASS MAIL, POSTAGE PREPAID, (B) UPON DELIVERY, IF DELIVERED BY HAND, (C) ONE BUSINESS DAY AFTER THE BUSINESS DAY OF DEPOSIT WITH FEDERAL EXPRESS OR SIMILAR OVERNIGHT COURIER, FREIGHT PREPAID OR (D) ONE BUSINESS DAY AFTER THE BUSINESS DAY OF FACSIMILE TRANSMISSION, IF DELIVERED BY FACSIMILE TRANSMISSION WITH COPY BY FIRST CLASS MAIL, POSTAGE PREPAID, AND SHALL BE ADDRESSED (I) IF TO THE HOLDER, AT THE HOLDER’S ADDRESS AS SET FORTH ON THE SCHEDULE OF INVESTORS TO THE NOTE PURCHASE AGREEMENT, AND (II) IF TO THE COMPANY, AT THE ADDRESS OF ITS PRINCIPAL CORPORATE OFFICES (ATTENTION: PRESIDENT), WITH A COPY TO MICHAEL DANAHER, WILSON SONSINI GOODRICH & ROSATI, P.C., 650 PAGE MILL ROAD, PALO ALTO, CA 94304 (WHICH COPY SHALL NOT BE DEEMED TO CONSTITUTE NOTICE TO THE COMPANY) OR AT SUCH OTHER ADDRESS AS A PARTY MAY DESIGNATE BY TEN DAYS ADVANCE WRITTEN NOTICE TO THE OTHER PARTY PURSUANT TO THE PROVISIONS ABOVE.

14. GOVERNING LAW. THIS WARRANT AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS OF CALIFORNIA OR OF ANY OTHER STATE.

15. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. UNLESS OTHERWISE PROVIDED HEREIN, THE RIGHTS AND OBLIGATIONS Of THE COMPANY, OF THE HOLDER OF THIS WARRANT AND OF THE HOLDER OF THE SHARES ISSUED UPON EXERCISE OF THIS WARRANT, SHALL SURVIVE THE EXERCISE OF THIS WARRANT.

(Signature Page Follows)

* * * Indicates confidential treatment has been sought for this information

Issued as of September __, 2009.

BlueArc Corporation

By:
Its:

* * * Indicates confidential treatment has been sought for this information

EXHIBIT A

NOTICE OF EXERCISE

TO: BlueArc Corporation

   50 Rio Robles Drive

   San Jose, CA 94034

Attention: President

1. The undersigned hereby elects to purchase                  shares of Common Stock of BlueArc Corporation (the “Shares”) pursuant to the terms of the attached Warrant.

2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant (including Section 9.5 thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

* * * Indicates confidential treatment has been sought for this information

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                       the right represented by the attached Warrant to purchase                      shares of Common Stock of BLUEARC CORPORATION to which the attached Warrant relates, and appoints                      Attorney to transfer such right on the books of BLUEARC CORPORATION, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

* * * Indicates confidential treatment has been sought for this information